SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) August 24, 2000
                                  -----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
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                                      - 1 -
ITEM 5. OTHER EVENTS

      On August 24, 2000, General Motors Corporation (GM) issued a press release announcing the retirement of J. Michael Losh, executive vice president and chief financial officer. The release is as follows:

GM's Losh To Retire; Finnegan Named Acting CFO

DETROIT -- General Motors today announced the retirement of J. Michael Losh, executive vice president and chief financial officer, effective Sept. 1. Losh, 54, is retiring after 36 years with GM.

John D. Finnegan, 51, GM executive vice president and chairman and president of General Motors Acceptance Corp. (GMAC), will serve as acting chief financial officer of the corporation in addition to his current responsibilities.

"During his 36-year career at GM, Mike has made a tremendous contribution to GM in a broad range of assignments. And, he's been a long-time advisor and friend to me and many others in the company. We thank him and wish him well," said G. Richard Wagoner, Jr., GM president and chief executive officer.

Losh was appointed chief financial officer, and elected a General Motors executive vice president, in July 1994. Previously, he had been GM vice president and group executive in charge of GM's North American Vehicle Sales, Service and Marketing organization since May 1, 1992.

Born in Dayton, Ohio, on May 10, 1946, Losh graduated from the General Motors Institute (GMI) with a bachelor of science degree in mechanical engineering in 1970, having been sponsored by the former Inland Division of GM (now a part of Delphi). He also received a master's degree in Business Administration (MBA) from Harvard University.

He joined General Motors Inland Division in 1970 after graduation from GMI. In subsequent years, he held assignments in GM's New York Treasurer's office and the Detroit-based Financial staff. He was named director of finance at GM do Brasil in Sao Caetano de Sul in 1979. He joined GM de Mexico in early 1982 as deputy managing director. In December of that year, he was named president and managing director of General Motors de Mexico, S.A. de C.V., in Mexico City. He was elected a vice president of General Motors and general manager of Pontiac Motor Division on July 1, 1984, and was named general manager of the Oldsmobile Division in June 1989.

Finnegan has been responsible for GMAC's activities worldwide, including the company's insurance and mortgage operations, since being appointed to this position in May 1999. He is also chairman of the boards of GMAC and MIC, and president and chairman of the GMAC Mortgage Group board of directors.

Previously, Finnegan was vice president and treasurer of GM, based in New York, a position he held from 1995-97. He has also served as chief financial officer of GMAC, assistant treasurer of General Motors, and chief financial officer of GMAC Mortgage Corporation. He joined GM in 1976.

Finnegan was born Jan. 31, 1949, in Jersey City, N.J. He earned a bachelor's degree in political science from Princeton University in 1971, a law degree from Fordham Law School in 1975, and an MBA from Rutgers University in 1976.

                                      # # #




                                      - 2 -


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    August 24, 2000
        -----------------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)














































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